_______________________                                                                              ----------------------
|Return this form with |                FORM OF ELECTION AND LETTER OF TRANSMITTAL                   |   Do you need      |
|     any share        |                           RETURN THIS FORM AND YOUR                         |    assistance?     |
|   certificates to    |            GROUP MAINTENANCE AMERICA CORP. ("GROUPMAC") SHARE               | Call us TOLL FREE  |
|    ChaseMellon       |                               CERTIFICATES TO                               |   1-800-932-6798   |
-----------------------                       CHASEMELLON SHAREHOLDER SERVICES AS FOLLOWS:           ---------------------

BY MAIL:                                      BY HAND:                                     BY OVERNIGHT DELIVERY:
ChaseMellon Shareholder Services, L.L.C.      ChaseMellon Shareholder Services, L.L.C.     ChaseMellon Shareholder Services, L.L.C.
Post Office Box 3301                          120 Broadway, 13th Floor                     85 Challenger Rd - Mail Drop-Reorg
South Hackensack, NJ 07606-1901               New York, NY  10271                          Ridgefield Park, NJ  07660
Attn:  Reorganization Department              Attn:  Reorganization Department             Attn:  Reorganization Department

-------------------------------------------------------------------------------
1   ABOUT YOU AND YOUR SHARES -- INDICATE ADDRESS CHANGE AS NECESSARY BELOW
-------------------------------------------------------------------------------


                             DESCRIPTION OF SHARES


                             ------------------      ------------------
                             Certificate Number      Certificate Number



                             -------------------------
                             Total Certificated Shares

-------------------------------------------------------------------------------
2   ELECTION OPTIONS AND     Check one option only    *All certificates subject
    REQUIRES SIGNATURES                                to your election
                                                       MUST accompany this form*
-------------------------------------------------------------------------------

A)  [_]  1. I elect to receive cash          [_]  2. I elect to receive cash
            for up to the maximum of                 for up to _______ of my
            50% of my GroupMAC shares                GroupMAC shares (less
            for cash.                                than 50%) for cash.

B)  REQUIRED SIGNATURES -- All share-        C)  SOCIAL SECURITY NUMBER:
holders must sign below.  The share-                                    --------
holder whose Social Security Number is       W-9 CERTIFICATION -- I certify
printed to the right must sign the           under penalties of perjury that
W-9 Certification.                           the Taxpayer Identification Number
                                             (TIN) shown above is correct, or
X                                            that I have entered the correct
-----------------------------------------    TIN and am not subject to with-
SIGNATURE OF SHAREHOLDER      DATE           holding. If I fail to furnish my
                                             correct TIN, I may subject to a
X                                            a penalty by the IRS. Also, such
-----------------------------------------    a failure would result in backup
SIGNATURE OF SHAREHOLDER      DATE           withholding of 31% of any payment
X                                            made to me.
-----------------------------------------
(if joint account)

(   )     -                                 X
-----------------------------------------   -----------------------------------
AREA CODE AND DAYTIME PHONE                 SIGNATURE OF SHAREHOLDER WHOSE TIN
                                            OR SOCIAL SECURITY NUMBER IS SHOWN
                                            IN THIS BOX
-------------------------------------------------------------------------------

                            IMPORTANT - PLEASE READ

  THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL AND YOUR SHARE CERTIFICATES SUBJECT TO YOUR ELECTION MUST BE RECEIVED BY CHASEMELLON SHAREHOLDER SERVICES NO LATER THAN 5:00 P.M. EASTERN TIME ON FEBRUARY 16, 2000 OR SUCH LATER DATE
                      AS GROUPMAC MAY PUBLICLY ANNOUNCE.

-------------------------------------------------------------------------------

Before you complete this form it is important that you refer to the Joint Proxy Statement/Prospectus of GroupMAC mailed to you on January 18, 2000. In order for your election to be considered, you must return this form along with all
             GroupMAC share certificates subject to your election
                          listed in Section 1 above.

   If you have lost your certificates or you have special payment or mailing instructions, please provide the appropriate information in Section 3, 4 or 5 on the reverse of this form.

-------------------------------------------------------------------------------
3   LOST, STOLEN OR DESTROYED CERTIFICATE(S)
-------------------------------------------------------------------------------

[_] If certificates representing GroupMAC common shares have been lost, stolen or destroyed, please check this box and circle the missing certificate number(s) in Section 1 above. You will receive additional documents to complete. Your election option will not be acted upon if all documentation is not received by 5:00 p.m. Eastern time on February 16, 2000 or such later date as GroupMAC may publicly announce.

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
4   SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------

The check and/or shares representing your remaining shares        SUBSTITUTE FORM W-9 -- To be completed by the new account holder.
 of GroupMAC, upon effecting your cash election, will be
 issued in the name(s) printed in Section 1 unless you            Under Federal Income Tax law, you may be subject to
 indicate a different name below.  If you are making a            certain penalties and backup withholding at a 31% rate if
 change below, your signature and a Signature Guarantee           you do not certify, under penalties of perjury, that the
 are required.  The Substitute Form W-9 to the right must be      Social Security or TIN provided below is correct, and that
 completed by the new account holder.                             you are not subject to backup withholding.

                                                                  1.  The number shown on this form is my correct TIN
---------------------------------------------------------------   (or I am waiting for a number to be issued to me),
NAME                                                              and

                                                                  2.  I am not subject to backup withholding either
---------------------------------------------------------------   because I have not been notified by the Internal
NAME                                                              Revenue Service (IRS) that I am subject to backup
                                                                  withholding as a result of a failure to report all
                                                                  interest or dividends, or the IRS has notified me that
---------------------------------------------------------------   I am no longer subject to backup withholding.
ADDRESS
                                                                  X
                                                                  -----------------------------------------------------------------
                                                                                              Signature
---------------------------------------------------------------
CITY-STATE-ZIP                                                                       __________-____-__________
                                                                                      TIN or Social Security #
X
---------------------------------------------------------------   For guidelines on which number to provide or on how to
AUTHORIZED SIGNATURE(S)                                           obtain a TIN, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form
                                                                  W-9.
               PLACE MEDALLION

             SIGNATURE GUARANTEE

                      HERE


-----------------------------------------------------------------------------------------------------------------------------------
5   SPECIAL DELIVERY INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------

Certificate or check will be mailed to the address              RETURN THIS SIGNED FORM WITH YOUR SHARE CERTIFICATE(S)
shown in Section 1 unless you indicate a different address      IN
 below:                                                         THE ENCLOSED ENVELOPE TO CHASEMELLON SHAREHOLDER
                                                                SERVICES, L.L.C., ATTN:  REORGANIZATION DEPARTMENT AS
                                                                INDICATED BELOW:

-------------------------------------------------------------   BY MAIL:  Post Office Box 3301, South Hackensack,
NAME                                                            NJ 07606

-------------------------------------------------------------   BY HAND:  120 Broadway, 13th Floor, New York, NY
ADDRESS                                                         10271

-------------------------------------------------------------   BY OVERNIGHT DELIVERY:  85 Challenger Road, MD-
CITY-STATE-ZIP                                                  Reorg, Ridgefield Park, NJ 07660
-------------------------------------------------------------------------------------------------------------------------

                        GROUP MAINTENANCE AMERICA CORP.
                                 CASH ELECTION


The completed Form of Election and Letter of Transmittal and either share certificates or a Notice of Guaranteed Delivery must be received by ChaseMellon Shareholder Services (the "Exchange Agent") no later than 5:00 p.m. Eastern time on February 16, 2000 or such later date as Group Maintenance America Corp. ("GroupMAC") may announce.

To Brokers, Dealers, Commercial Banks,
  Trust Companies and other Nominees:

GroupMAC and Building One Services Corporation have agreed to merge.

Under the terms of the merger agreement, GroupMAC shareholders may elect to receive cash for up to 50% of their shares (the "Shares") of GroupMAC common stock at $13.50 per share, subject to proration (the "Cash Election"), as more fully explained in the previously delivered Joint Proxy Statement/Prospectus of GroupMAC dated as of January 18, 2000.

For your information and for forwarding to your clients for whom you hold Shares registered in your name or in the name of your nominee, we are enclosing the following documents:

     1. Form of Election and Letter of Transmittal ("Form of Election") for your use and for the information of your clients (together with the accompanying Substitute Form W-9) - facsimile copies of the Form of Election may be used;

     2. A letter  from GroupMAC to its shareholders;

     3. A Notice of Guaranteed Delivery to be used if you are unable to deliver certificates representing the Shares on a timely basis (other than because of lost certificates); and

     4. Guidelines of the Internal Revenue Service for the Certification of the Taxpayer Identification Number on Substitute Form W-9.

YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE FORM OF ELECTION AND SHARE CERTIFICATES MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M. EASTERN TIME ON FEBRUARY 16, 2000 OR SUCH LATER DATE AS GROUPMAC MAY PUBLICLY ANNOUNCE.

In order to take advantage of the Cash Election, a duly executed and properly completed Form of Election, or facsimile thereof, including any required signature guarantees and any other documents should be sent to the Exchange Agent together with either certificate(s) representing delivered Shares or timely confirmation of their book-entry transfer.

Holders of Shares whose certificate(s) for such Shares are not immediately available or who cannot deliver such certificate(s) to the Exchange Agent, or complete the procedures for book-entry transfer, prior to 5:00 p.m. Eastern time on February 16, 2000 or such later date as GroupMAC may publicly announce, must deliver their Shares according to the procedure for guaranteed delivery set forth on the Notice of Guaranteed Delivery Form.

No fees or commissions will be payable by GroupMAC or any officer, director, shareholder, agent, or other representative of GroupMAC to any broker, dealer or other person facilitating the Cash Election, other than fees paid to the Exchange Agent and GroupMAC's information agent. GroupMAC will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients whose Shares are held by you as nominee or in a fiduciary capacity.

Any inquiries you may have with respect to the Cash Election should be addressed to ChaseMellon Consulting Services, L.L.C., the information agent for the Cash Election, at 450 West 33rd Street, 14th Floor, New York, New York 10001: Phone toll free (800) 932-6798. Additional copies of the enclosed materials may be obtained from the information agent at the same address and telephone number.



Very truly yours,



Group Maintenance America Corp.



NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF GROUPMAC, THE EXCHANGE AGENT, THE INFORMATION AGENT OR THE DEPOSITARY OR ANY AFFILIATE OF ANY OF THE FOREGOING, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE CASH ELECTION OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                        GROUP MAINTENANCE AMERICA CORP.
                          8 Greenway Plaza, Suite 1500
                              Houston, Texas 77046

                                January 20, 2000

Dear Shareholder:

     As you know from the Joint Proxy Statement/Prospectus of GroupMAC mailed to you on January 18, 2000 (the "Proxy Statement") in connection with the merger of Building One Services Corporation with and into Group Maintenance America Corp. ("GroupMAC"), GroupMAC shareholders have the right to make an unconditional election to receive cash in the merger for up to 50% of their GroupMAC common stock at $13.50 per share, subject to proration (the "Cash Election").

     We have enclosed a Form of Election and Letter of Transmittal (the "Form of Election") by which you may make your Cash Election. Please complete this form and mail it to ChaseMellon Shareholder Services, L.L.C. ("ChaseMellon") in the enclosed envelope, along with all certificates representing sufficient shares to cover the full amount of your Cash Election, to be received by ChaseMellon on or before 5:00 p.m. Eastern time on February 16, 2000 or any later date that we publicly announce. If ChaseMellon has not received the completed Form of Election on or before February 16, 2000 or any later date we publicly announce, you will be deemed to have elected not to receive any cash in the merger.

     GroupMAC will pay cash for only up to approximately 11 million shares of GroupMAC common stock in the aggregate. Accordingly, in the event that the Cash Election is over-subscribed by GroupMAC shareholders, the Cash Elections will be satisfied on a pro rata basis, as more fully described in the Proxy Statement.

     The Board of Directors of GroupMAC makes no recommendation to you as to whether or not you should make a Cash Election in whole or in part. If you do not want to make a Cash Election and want to retain all of your shares of GroupMAC common stock, you do not need to take any action.

     For further information about the merger, please refer to the Proxy
Statement.   If you have any questions or need assistance, please contact our information agent, ChaseMellon Consulting Services, L.L.C., at 1-800-932-6798.

                              Sincerely yours,



                              /s/ J. Patrick Millinor, Jr.
                              ----------------------------
                              J. Patrick Millinor, Jr.
                              Chief Executive Officer

                         NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
                                       OF
                           SHARES OF COMMON STOCK OF
                        GROUP MAINTENANCE AMERICA CORP.


     This form or a facsimile hereof may be used to complete your Form of Election and Letter of Transmittal if you have made an election to receive cash in the merger of Building One Services Corporation with and into Group Maintenance America Corp. ("GroupMAC") for up to 50% of your GroupMAC common stock at $13.50 per share, subject to proration (the "Cash Election"), and have not enclosed the share certificate(s) for which a Cash Election is made.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

                             THE EXCHANGE AGENT IS:
                    ChaseMellon Shareholder Services, L.L.C.

BY REGISTERED OR CERTIFIED MAIL:                 BY HAND DELIVERY:
     Reorganization Department                       Reorganization Department
     Post Office Box 3301                            120 Broadway, 13th Floor
     South Hackensack, NJ  07606                     New York, NY  10271

                             BY OVERNIGHT DELIVERY:
                           Reorganization Department
                               85 Challenger Road
                           Ridgefield Park, NJ 07660

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions only)
                                  201-296-4293

                   CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE:
                                  201-296-4280

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A FORM OF ELECTION AND LETTER OF TRANSMITTAL ("FORM OF ELECTION") IS REQUIRED TO BE GUARANTEED WITH A "MEDALLION SIGNATURE GUARANTEE" SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE FORM OF ELECTION.

Ladies and Gentlemen:

     The undersigned hereby surrenders to GroupMAC, upon the terms and subject to the conditions set forth in the Form of Election, receipt of which is hereby acknowledged, the number of shares ("Shares") of common stock of GroupMAC specified below pursuant to the guaranteed delivery procedure set forth below.

-----------------------------------------------------------------------------
                                                        SIGN HERE
(Please type or print)
Certificate Nos. (if available):
                                ---------------     --------------------------

Number of Shares:
                  -----------------------------     --------------------------
                                                            Signature(s)

----------------------------------------------      Dated:-------------------
                      Names(s)
                                                    If Shares will be delivered
----------------------------------------------      by book-entry transfer,
                     Address                        fill in the applicable
----------------------------------------------      account number below:
                                                    The Depository Trust
----------------------------------------------      Company DTC Account
                                                    Number:
---------------------------------------------              -------------------
    Area Code(s) and Telephone Number(s)            Transaction Code
                                                    Number:
                                                           --------------------


                         GUARANTEED DELIVERY PROCEDURE

In order for an election to be effective, the Exchange Agent must receive a properly completed Form of Election no later than 5:00 p.m. Eastern time on February 16, 2000, or such later date as GroupMAC may publicly announce (the "Election Deadline"). Persons may make a Cash Election by completing the Form of Election (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Deadline, and by including a delivery guarantee properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, subject to the condition that the Shares, the delivery of which are thereby guaranteed, are in fact delivered (either by delivery of the certificates or by book-entry transfer) to the Exchange Agent no later than 5:00 p.m. Eastern time, on the third business day after the Election Deadline (the "Guaranteed Delivery Deadline").

                               DELIVERY GUARANTEE
                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

     THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE

FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT OF THE SHARES DELIVERED, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE ELECTION INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED FORM OF ELECTION (OR FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE (3) NEW YORK STOCK EXCHANGE, INC. TRADING DAYS OF THE DATE HEREOF.

     THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE EXCHANGE AGENT AND MUST DELIVER THE FORM OF ELECTION AND CERTIFICATES REPRESENTING SHARES TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

     Authorized Signature:
                          -------------------------------------------
     Name:
          -----------------------------------------------------------
     (Please Print)
     Title:
           ----------------------------------------------------------
     Name of Firm:
                  ---------------------------------------------------
     Address:
             --------------------------------------------------------

     ----------------------------------------------------------------
     (Including Zip Code)
     Area Code and Telephone Number:               Date:
                                    --------------      -------------

                       THE GROUPMAC-BUILDING ONE MERGER

                 QUESTIONS AND ANSWERS ABOUT THE CASH ELECTION


1. WHY HAVE I BEEN SENT AN ELECTION FORM?

   On January 18, 2000, GroupMAC began delivering a joint proxy statement/prospectus and proxy card for shareholders to approve the merger of Building One with and into GroupMAC. In connection with the merger, GroupMAC shareholders will be given the right to receive in the merger cash for up to 50% of their shares of GroupMAC common stock at $13.50 per share, subject to limits on the total amount of cash that will be distributed. The election form is to allow GroupMAC shareholders who wish to receive cash the opportunity to make that election. For more information on the limits, refer to the joint proxy statement/prospectus. See Question 7 for more information on the proration calculation.

2. WHEN IS THE ELECTION DEADLINE?

   The election forms must be received by ChaseMellon Shareholder Services by February 16, 2000 or the third business day before the merger with Building One, whichever is later. If the cash deadline will occur after February 16, 2000, we will announce the new deadline date by press release and on our web site at www.groupmac.com.

3. WHAT HAPPENS IF I DO NOT RESPOND TO THE ELECTION?

   If you do not respond, you will retain your shares of GroupMAC common stock. Any desire to receive cash is your choice, and no cash election will be made for you. Refer to the joint proxy statement/prospectus for more information.

4. WHAT HAPPENS IF I MISS THE ELECTION DEADLINE?

   Missing the election deadline is the same as not responding -- you will retain your shares of GroupMAC common stock.

5. HOW DO I MAKE THE CASH ELECTION?

   You must complete the cash election form and send it to ChaseMellon Shareholder Services together with your certificates representing the maximum number of shares that you have elected to convert into cash. If your certificates are held in safekeeping by another person, you should retrieve those certificates as soon as possible. If you hold GroupMAC shares through a broker, your broker will have to make the election for you, but you must furnish your completed election form to your broker in time for the broker to comply with the deadline. Furthermore, you (or your broker) will have to send a separate election form for each account in which GroupMAC shares are held on your behalf.

6. WILL GROUPMAC STOCK CONTINUE TO TRADE DURING THE ELECTION PERIOD?

   Yes. GroupMAC common stock will continue to trade on the New York Stock Exchange during the election period. GroupMAC shares may be purchased or sold through a broker as usual. Holders of GroupMAC shares purchased before the election deadline may participate in the election only if they deliver a completed election form and the required stock certificates or notice of guaranteed delivery before the deadline. However, in connection with the merger, the name of the combined company will be changed to Encompass Services Corporation, and after the merger its shares will trade on the New York Stock Exchange under the symbol "ESR."

7. AM I GUARANTEED TO RECEIVE WHAT I ASK FOR ON THE ELECTION FORM?

   No. First, GroupMAC shareholders are being given the right to elect to receive in the merger cash for up to only 50% of the shares of GroupMAC common stock they hold at the time of the election deadline. Second, the opportunity to receive cash in the merger is subject to proration, so that no more than approximately 11 million shares will be converted into cash. If the combined elections received exceed the fixed cash set aside for the merger, it may be necessary to allocate the cash consideration pro rata among all electing shareholders based upon the number of shares each shareholder elected to convert into cash. In this case, you may not receive the amount of cash that you elected. For example, if every GroupMAC shareholder made the cash election for 50% of their shares, they would receive cash for only approximately 29% of their shares. Refer to the joint proxy statement/prospectus for more information.

8. WILL I HAVE TO PAY TAXES ON THE PROCEEDS IF I ELECT TO RECEIVE CASH IN THE MERGER?

   An exchange for cash will be a taxable transaction for federal income tax purposes. Because individual circumstances may differ, shareholders should consult their tax advisors to determine the tax effect of the merger to them, including the application and effect of foreign, state, local or other tax laws.

9. WHO DO I CALL IF I HAVE ADDITIONAL QUESTIONS OR NEED MORE INFORMATION?

   You may contact ChaseMellon Shareholder Services at 1-800-932-6798.

10. IF I ELECT TO RECEIVE CASH, WHEN CAN I EXPECT TO RECEIVE MY CASH AND NEW STOCK CERTIFICATES?

   GroupMAC expects to distribute cash and stock within ten days following the effective time of the merger. If your shares are held in a brokerage account, you should contact your broker to determine when your account will be credited. The effective time is expected to be three business days after the election deadline on February 16, 2000, unless extended, and will be announced by press release and on our web site at www.groupmac.com.





                                                    [LOGO GROUPMAC APPEARS HERE]